                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported)

                                 June 3, 1999


                      NITINOL MEDICAL TECHNOLOGIES, INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in its Charter)

     Delaware                      0-21001                     95-4090463
     --------                      -------                     ----------
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)

                              27 Wormwood Street
                          Boston, Massachusetts 02210
                          ---------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                          area code:  (617) 737-0930



          ___________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On June 3, 1999, the shareholders of Nitinol Medical Technologies, Inc. (the "Company") approved a Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation (the "Certificate of Amendment"), which changed the Company's name to NMT Medical, Inc. The change in the Company's name reflects the Company's transition from a nitinol-based medical device manufacturer to a company supplying a broad range of medical or health care related products. On June 3, 1999, the Company filed the Certificate of Amendment with the Secretary of State's Office for the State of Delaware.

     On June 3, 1999, the Company issued a press release regarding shareholder approval of the Certificate of Amendment. A copy of this press release is attached as an exhibit to this Form 8-K and is incorporated herein by reference.
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Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

Exhibit Number      Description
--------------      -----------

99.1                Press Release dated June 3, 1999
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 1999
                         NITINOL MEDICAL TECHNOLOGIES, INC.



                         By:  /s/ William J. Knight
                            -------------------------------
                              William J. Knight,
                              Vice President - Finance and Administration
                              and Chief Financial Officer
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                               Index to Exhibits

Exhibit Number      Description
--------------      -----------

99.1                Press Release dated June 3, 1999